                                                                    EXHIBIT 10.7




                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


     This FIRST AMENDMENT, dated as of February 6, 1998 (this "Amendment"), by and among (a) Emmis Broadcasting Corporation, an Indiana corporation (the "Borrower"), (b) BankBoston, N.A., Toronto Dominion (Texas), Inc., First Union National Bank, Fleet Bank, N.A., Union Bank of California, N.A., The Bank of New York, Mellon Bank, Barclays Bank PLC, Bank of America, Bank One, Indiana, N.A., Bank of Montreal, Compagnie Financiere de CIC et de l'Union Europeenne, Lehman Commercial Paper Inc., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, SunTrust Bank, Central Florida, N.A., Banque Nationale de Paris, Banque Paribas, Mercantile Bank National Association, National City Bank of Indiana, Societe Generale, Toronto Dominion (Texas), Inc., and Key Corporate Capital Inc. (collectively, the "Banks"), (c) BankBoston, N.A., as managing agent for each of the Banks (in such capacity, the "Managing Agent"), and (d) The Toronto-Dominion Bank and First Union National Bank as documentation agents, and Fleet Bank, N.A., Union Bank of California, N.A., Key Corporate Capital Inc., The Bank of New York, Mellon Bank and Barclays Bank PLC as co-agents (collectively, together with the Managing Agent, the "Agents").

     WHEREAS, the Borrower, the Banks and the Agents are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of July 1, 1997, as amended (as amended and in effect, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested and the Banks have agreed, subject to the terms and conditions set forth herein, to modify certain provisions of the Credit Agreement in connection with (i) the acquisition (the "TMI Acquisition") by the Borrower of the capital stock of Mediatex Communications Corporation ("MCC"), which owns all of the capital stock of Texas Monthly, Inc. ("TMI") and Mediatex Development Corporation, ("MDC"), (ii) the WTLC Acquisition and (iii) the Corporate Restructure;

     NOW, THEREFORE, the Borrower, the Banks and the Agents hereby covenant and agree as follows:

     Section 1. DEFINED TERMS. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     Section 2. AMENDMENTS TO THE CREDIT AGREEMENT.

     (a) The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

          "Adjusted Total Funded Debt. At any time of determination, the sum of (a) Total Funded Debt, plus (b) (i) prior to the WQCD Closing Date, the Net WQCD Acquisition Amount and (ii) after the WQCD Closing Date, $0."

          "Copyright Notice. Collectively, (i) the Amended and Restated Memorandum of Grant of Security Interest in Copyrights dated as of July 1, 1997, as the same may be amended from time to time hereafter, made by the Borrower in favor of the Managing Agent and (ii) the Memorandum of Grant of Security Interest in Copyrights dated as of March 1, 1998, as the same may be amended from time to time hereafter, made by Texas Monthly, Inc. in favor of the Managing Agent, each in form and substance satisfactory to the Banks and the Managing Agent."

          "Guaranty. Collectively, (i) the Amended and Restated Guaranty, dated as of July 1, 1997, as the same may be amended from time to time hereafter, made by each of the Subsidiaries of the Borrower named therein in favor of the Banks and the Managing Agent, (ii) the Subsidiary Guaranty, dated as of March 1, 1998, made by each of the New WTLC Subsidiaries, the New TMI Subsidiaries, the License Subsidiaries, and the Partnership Subsidiaries in favor of the Banks and the Managing Agent, pursuant to which each Subsidiary guaranties to the Banks and the Managing Agent the irrevocable payment and performance in full of the Obligations, in form and substance satisfactory to the Banks and the Managing Agent."

          "License Subsidiaries. Collectively, Emmis License Corporation, Emmis License Corporation of New York, Emmis FM License Corporation of St. Louis, Emmis FM License Corporation of Chicago, KPWR License, Inc., Emmis FM License Corporation of Indianapolis, Emmis FM Radio License Corporation of Indianapolis, Emmis AM Radio License Corporation of Indianapolis, Emmis Radio License Corporation of New York, Emmis 104.1 Radio License Corporation of St. Louis, Emmis 106.5 FM License Corporation of St. Louis, Emmis 105.7 FM Radio License Corporation of Indianapolis and Emmis 1310 AM Radio License Corporation of Indianapolis, each an Indiana corporation and after giving effect to the Corporate Restructure, each will become a California corporation."

          "Net WQCD Acquisition Amount. (a) (i) $141,000,000 at any time while either (x) the Supplemental Agreement dated December 2, 1997 between Tribune and the Borrower is in effect and Tribune's election thereunder is not the subject of a revocation under Section 4 thereof and any condition to the closing contemplated thereby which is not satisfied does not remain unwaived by the parties thereto for more than 30 days or (y) Tribune has exercised the option under the Option Agreement to require the Borrower to complete the WQCD Acquisition pursuant to another tax-deferred like-kind exchange and for so long as the Borrower and Tribune are actively pursuing in good faith the exchange transaction contemplated by such exercise or
     (ii) in any other case, $160,000,000, less (b) the sum of the Maximum Drawing Amount under, and all Unpaid Reimbursement Obligations relating to, all Letters of Credit issued for the benefit of Tribune to support the Borrower's obligations under the WQCD Acquisition Documents."

          "Operating Subsidiaries. Collectively, Emmis FM Broadcasting Corporation of Indianapolis, Emmis FM Broadcasting Corporation of Chicago, Emmis FM Broadcasting Corporation of St. Louis, Emmis Broadcasting Corporation of New York, KPWR, Inc., Emmis FM Radio Corporation of Indianapolis, Emmis AM Radio Corporation of Indianapolis, Emmis Holding Corporation of New York, Emmis Radio Corporation of New York, Emmis 104.1 FM Radio Corporation of St. Louis, Emmis 106.5 FM Broadcasting Corporation of St. Louis, Emmis International Corporation, Emmis 105.7 FM Radio Corporation of Indianapolis, Emmis 1310 AM Radio Corporation of Indianapolis and the New TMI Subsidiaries."

          "Pledge Agreements. Collectively, the Borrower Stock Pledge Agreement, the Subsidiary Pledge Agreements and the Partnership Pledge Agreements."

          "Subsidiary Pledge Agreements. Collectively, (i) the Amended and Restated Pledge Agreement, dated as of July 1, 1997, as the same may be amended from time to time hereafter, among certain of the Subsidiaries of the Borrower, on the one hand, and the Managing Agent, on the other hand,
     (ii) the Subsidiary Pledge Agreement, dated as of March 1, 1998, among Mediatex Communications Corporation, on the one hand, and the Managing Agent, on the other hand, and (iii) the Subsidiary Pledge Agreement, dated as of March 1, 1998, among Emmis License Corporation, on the one hand, and the Managing Agent, on the other hand, each in form and substance satisfactory to the Banks and the Managing Agent."

          "Subsidiary Security Agreement. Collectively, (i) the Amended and Restated Security Agreement dated as of July 1, 1997, as the same may be amended from time to time hereafter, among the Subsidiaries of the Borrower named therein, on the one hand, and the Managing Agent, on the other hand, and (ii) the Subsidiary Security Agreement dated as of March 1, 1998 among the New WTLC Subsidiaries, the New TMI Subsidiaries, the License Subsidiaries and the Partnership Subsidiaries on the one hand, and the Managing Agent, on the other hand, each in form and substance satisfactory to the Banks and the Managing Agent."

          "Trademark Assignments. Collectively, (i) the Amended and Restated Trademark Collateral Security and Pledge Agreement dated as of July 1, 1997, as the same may be amended from time to time hereafter, among the Borrower and the Managing Agent, (ii) the Amended and Restated Trademark Collateral Security and Pledge Agreement dated as of July 1, 1997, as the same may be amended from time to time hereafter, among certain Subsidiaries of the Borrower and the Managing Agent and (iii) the Subsidiary Trademark Collateral Security and Pledge Agreement dated as of March 1, 1998, as the same may be amended from time to time hereafter, among Texas Monthly, Inc., Mediatex Communications Corporation and the Managing Agent, each in form and substance satisfactory to the Banks and the Managing Agent."

     (b) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the proper alphabetical sequence thereof:

          "New TMI Subsidiaries. Mediatex Communications Corporation, Texas Monthly, Inc. and Mediatex Development Corporation."

          "New WTLC Subsidiaries. Emmis 105.7 FM Radio Corporation of Indianapolis, Emmis 105.7 FM Radio License Corporation of Indianapolis, Emmis 1310 AM Radio Corporation of Indianapolis, and Emmis 1310 AM Radio License Corporation of Indianapolis."

          "Partnership Pledge Agreements. Collectively, (i) the Collateral Assignment of Partnership Interests, dated as of March 1, 1998, as the same may be amended from time to time hereafter, among the partners of the Partnership Subsidiaries, on the one hand, and the Managing Agent, on the other hand, and (ii) the Collateral Assignment of Partnership Interests, dated as of March 1, 1998, as the same may be amended from time to time hereafter, among Mediatex Development Corporation, on the one hand, and the Managing Agent, on the other hand, each in form and substance satisfactory to the Banks and the Managing Agent."

          "Partnership Subsidiaries. Collectively, Emmis Indiana Radio, L.P. and Emmis Publishing, L.P."


     (c) The Credit Agreement is hereby amended by replacing Schedules 1.1(b), 8.3(b), 8.3(c), 8.7, 8.19, 8.20, 8.21 and 8.22 thereto with Schedules 1.1(b),
8.3(b), 8.3(c), 8.7, 8.19, 8.20, 8.21 and 8.22 hereto.

     Section 3. CONSENT. The Banks and the Managing Agent hereby consent to the consummation by the Borrower of the Acquisition contemplated by the Stock Purchase Agreement (the "Purchase Agreement"), among the Borrower, Michael R. Levy, Dow Jones & Company, Inc., and Gregory Curtis, substantially in the form of Exhibit A hereto with such changes thereto as are approved by the Managing Agent (other than changes to the amount of the Purchase Price as defined therein), provided, that, each of the conditions specified in Section 4 of this Amendment shall have been satisfied with respect to such Acquisition.

     Section 4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

     (a) the execution and delivery by the Borrower, the Managing Agent and the Banks of this Amendment;

     (b) receipt by the Managing Agent of a duly executed Subsidiary Guaranty, Subsidiary Security Agreement (referenced in clause (ii) of such definition), Subsidiary Pledge Agreement (referenced in clause (ii) of such definition), Trademark Assignment (referenced in clause (iii) of such definition) and Copyright Notice (referenced in clause (ii) of such definition) and a duly executed amendment to the Borrower Stock Pledge Agreement, each in form and substance satisfactory to the Managing Agent, as necessary to insure that the Managing Agent has a pledge of 100% of the issued and outstanding stock of the New TMI Subsidiaries, a first priority perfected security interest in all of the assets of the New TMI Subsidiaries and that the New TMI Subsidiaries are Guarantors under the Guaranty;

     (c) receipt by the Managing Agent from each of the New TMI Subsidiaries of a completed and fully executed Perfection Certificate;

     (d) receipt by the Managing Agent of the results of UCC searches with respect to the Collateral of each New TMI Subsidiary, indicating no liens other than Permitted Liens;

     (e) receipt by the Managing Agent of such UCC financing statements as necessary to perfect the Managing Agent's security interest in the assets of the New TMI Subsidiaries;

     (f) each owner of equity interests in the New TMI Subsidiaries shall have delivered to the Managing Agent the certificated securities to be pledged pursuant to the applicable Pledge Agreement, together with stock powers therefor duly executed in blank;

     (g) all filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Managing Agent to perfect the Managing Agent's security interest in the Collateral of the New TMI Subsidiaries and the stock of the New TMI Subsidiaries shall have been duly effected and the Managing Agent shall have received evidence thereof in form and substance satisfactory to the Managing Agent;

     (h) the Managing Agent shall have received such duly executed Mortgages with respect to any Real Estate owned or leased by any of the New TMI Subsidiaries as the Managing Agent may request, together with related title insurance policies, collateral assignments in the form of the Collateral Assignment of Leases and all necessary consents from each applicable landlord, each in form and substance satisfactory to the Managing Agent;

     (i) the Managing Agent shall have received copies of environmental reports with respect to the Real Estate of the New TMI Subsidiaries;

     (j) the Borrower shall have furnished to the Managing Agent a duly executed certificate substantially in the form of Exhibit B hereto;

     (k) the Managing Agent shall have received from each New TMI Subsidiary
(i) a certificate of the Secretary of State of each jurisdiction in which such Subsidiary is incorporated or qualified to do business as to the legal existence and good standing of such New TMI Subsidiary, (ii) its charter, certified as of a recent date by the Secretary of State of its jurisdiction of incorporation, (iii) its by-laws, certified by a duly authorized officer of such New TMI Subsidiary as of the date hereof, (iv) the resolutions of the Board of Directors of such New TMI Subsidiary authorizing the execution, delivery and performance of the Security Documents to which it is to become a party as required hereby, certified by a duly authorized officer of such New TMI Subsidiary and (v) a certificate of an officer of such New TMI Subsidiary as to the incumbency and signature of officers authorized to execute and deliver the documents contemplated hereby;

     (l) the Banks and the Managing Agent shall have received opinions from counsel to the Borrower and its Subsidiaries and counsel to the Sellers under the Purchase Agreement, each in form and substance satisfactory to the Banks and the Managing Agent;

     (m) the Managing Agent shall have received evidence satisfactory to it that (i) all liens and encumbrances with respect to the properties and assets of the New TMI Subsidiaries, other than Permitted Liens, have been discharged in full and (ii) all outstanding Indebtedness of the New TMI Subsidiaries, other than Indebtedness permitted by the Credit Agreement, has been paid in full;

     (n) the Managing Agent shall have received (i) evidence that the Borrower has completed the TMI Acquisition in accordance with the terms of the Purchase Agreement and (ii) certified copies of the Purchase Agreement and the other acquisition documents executed in connection therewith; and

     (o) the Managing Agent shall have received evidence that all conditions precedent to the Corporate Restructure Closing Date have been satisfied and performed in full as set forth in Section 15 of the Credit Agreement.

     Section 5. AFFIRMATION OF THE BORROWER. The Borrower hereby affirms all of its Obligations under the Credit Agreement and under each of the other Loan Documents to which it is a party and hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Credit Agreement and the other Loan Documents. The Borrower hereby represents, warrants and confirms that the Obligations are and remain secured pursuant to the Security Documents.

     Section 6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Banks and the Managing Agent as follows:

     (a) Representations and Warranties. Each of the representations and warranties contained in Section 8 of the Credit Agreement were true and correct in all material respects when made, and, after giving effect to this Amendment, are true and correct on and as of the date hereof, except to the extent that such representations and warranties relate specifically to a prior date.

     (b) Enforceability. The execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate proceedings. This Amendment and the Credit Agreement, as amended hereby, constitute valid and legally binding obligations of the Borrower, enforceable against it in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general.

     (c) No Default. No Default or Event of Default has occurred and is continuing, and no Default or Event of Default will result from the execution, delivery and performance by the Borrower of this Amendment.

     Section 7. NO OTHER AMENDMENTS, ETC. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment or a waiver of any requirements of the Borrower or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein.

     Section 8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     Section 9. MISCELLANEOUS. This Amendment shall be deemed to be a contract under seal under the laws of The Commonwealth of Massachusetts and shall for all purposes be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. The Borrower agrees to pay to the Managing Agent, on demand by the Managing Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Managing Agent in connection with the preparation of this Amendment, including reasonable legal fees.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                              BANKBOSTON, N.A.,
                                   INDIVIDUALLY AND AS MANAGING AGENT


                              By:__________________________________
                                   Title:

                              FIRST UNION NATIONAL BANK,
                                   INDIVIDUALLY AND AS DOCUMENTATION AGENT


                              By:__________________________________
                                   Title:

                              TORONTO DOMINION (TEXAS), INC.,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              THE TORONTO-DOMINION BANK,
                                   AS DOCUMENTATION AGENT


                              By:__________________________________
                                   Title:

                              FLEET BANK, N.A.,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              UNION BANK OF CALIFORNIA, N.A.,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              KEY CORPORATE CAPITAL INC.,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              THE BANK OF NEW YORK,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              MELLON BANK,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              BARCLAYS BANK PLC,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              BANK OF AMERICA,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              BANK ONE, INDIANA, N.A.,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              BANK OF MONTREAL,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              COMPAGNIE FINANCIERE DE CIC ET DE
                              L'UNION EUROPEENNE,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:


                              By:__________________________________
                                   Title:

                              LEHMAN COMMERCIAL PAPER INC.,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              SOCIETE GENERALE,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              SUNTRUST BANK, CENTRAL
                              FLORIDA, N.A.,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              BANQUE NATIONALE DE PARIS,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              By:__________________________________
                                   Title:

                              BANQUE PARIBAS,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              By:__________________________________
                                   Title:

                              MERCANTILE BANK NATIONAL ASSOCIATION,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              NATIONAL CITY BANK OF INDIANA,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              COOPERATIEVE CENTRALE
                              RAIFFEISEN-BOERENLEENBANK
                              B.A., "RABOBANK NEDERLAND", NEW
                              YORK BRANCH,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:


                              By:__________________________________
                                   Title:

ACCEPTED

EMMIS BROADCASTING CORPORATION


By:
     Title:

Each of the undersigned Subsidiaries of the Borrower hereby (a) acknowledges the foregoing Amendment and (b) ratifies and confirms all of its obligations under the Guaranty and under each of the other Loan Documents to which it is a party.


     EMMIS FM BROADCASTING CORPORATION OF
     INDIANAPOLIS
     EMMIS FM BROADCASTING CORPORATION OF
     CHICAGO
     EMMIS FM BROADCASTING CORPORATION OF
     ST. LOUIS
     KPWR, INC.
     EMMIS PUBLISHING CORPORATION
     EMMIS BROADCASTING CORPORATION OF NEW
     YORK
     EMMIS MEADOWLANDS CORPORATION
     EMMIS FM RADIO CORPORATION OF
     INDIANAPOLIS
     EMMIS AM RADIO CORPORATION OF
     INDIANAPOLIS
     EMMIS HOLDING CORPORATION OF NEW YORK
     EMMIS RADIO CORPORATION OF NEW YORK
     EMMIS 104.1 FM RADIO CORPORATION OF ST.
     LOUIS
     EMMIS 106.5 FM BROADCASTING CORPORATION
     OF ST. LOUIS
     EMMIS INTERNATIONAL BROADCASTING
     CORPORATION
     EMMIS DAR, INC.
     EMMIS INTERNATIONAL CORPORATION
     EMMIS 105.7 FM RADIO CORPORATION
     OF INDIANAPOLIS
     EMMIS 1310 AM RADIO CORPORATION
     OF INDIANAPOLIS
     MEDIATEX COMMUNICATIONS CORPORATION
     TEXAS MONTHLY, INC.
     MEDIATEX DEVELOPMENT CORPORATION
     EMMIS INDIANA RADIO, L.P.
     EMMIS PUBLISHING, L.P.


     By:
     Title:  Executive Vice President

     EMMIS FM LICENSE CORPORATION OF
     INDIANAPOLIS
     EMMIS FM LICENSE CORPORATION OF CHICAGO
     EMMIS LICENSE CORPORATION OF NEW YORK
     EMMIS FM LICENSE CORPORATION OF ST. LOUIS
     KPWR LICENSE, INC.
     EMMIS FM RADIO LICENSE CORPORATION OF
     INDIANAPOLIS
     EMMIS AM RADIO LICENSE CORPORATION OF
     INDIANAPOLIS
     EMMIS RADIO LICENSE CORPORATION OF NEW
     YORK
     EMMIS 104.1 FM RADIO LICENSE CORPORATION
     OF ST. LOUIS
     EMMIS 106.5 FM LICENSE CORPORATION OF
     ST. LOUIS
     EMMIS 105.7 FM RADIO LICENSE CORPORATION
     OF INDIANAPOLIS
     EMMIS 1310 AM RADIO LICENSE CORPORATION
     OF INDIANAPOLIS
     EMMIS LICENSE CORPORATION


     By:
     Title:  President

                              SECOND AMENDMENT TO
                              AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


     This SECOND AMENDMENT, dated as of March 20, 1998 (this "Amendment"), by and among (a) Emmis Broadcasting Corporation, an Indiana corporation (the "Borrower"), (b) BankBoston, N.A., Toronto Dominion (Texas), Inc., First Union National Bank, Fleet Bank, N.A., Union Bank of California, N.A., The Bank of New York, Mellon Bank, Barclays Bank PLC, Bank of America, Bank One, Indiana, N.A., Bank of Montreal, Compagnie Financiere de CIC et de l'Union Europeenne, Lehman Commercial Paper Inc., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, SunTrust Bank, Central Florida, N.A., Banque Nationale de Paris, Banque Paribas, Mercantile Bank National Association, National City Bank of Indiana, Societe Generale, Toronto Dominion (Texas), Inc., and Key Corporate Capital Inc. (collectively, the "Banks"), (c) BankBoston, N.A., as managing agent for each of the Banks (in such capacity, the "Managing Agent"), and (d) The Toronto-Dominion Bank and First Union National Bank as documentation agents, and Fleet Bank, N.A., Union Bank of California, N.A., Key Corporate Capital Inc., The Bank of New York, Mellon Bank and Barclays Bank PLC as co-agents (collectively, together with the Managing Agent, the "Agents").

     WHEREAS, the Borrower, the Banks and the Agents are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of July 1, 1997, (as amended by that First Amendment dated as of February 6, 1998, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested and the Banks have agreed, subject to the terms and conditions set forth herein, to modify certain provisions of the Credit Agreement;

     NOW, THEREFORE, the Borrower, the Banks and the Agents hereby covenant and agree as follows:

     Section 1. DEFINED TERMS. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     Section 2. AMENDMENT TO THE CREDIT AGREEMENT. Section 8.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "8.17 Use of Proceeds; Regulations U and X. The proceeds of the Tranche A Loans shall be used for the purpose of (a) working capital and general corporate purposes and (b) funding Permitted Acquisitions including, without limitation, the WQCD Acquisition and the WTLC Acquisition. The proceeds of the Tranche B Term

     Loan shall be used to fund the Refinancing Obligations and the transaction costs incurred in connection therewith. The proceeds of the Tranche C Loans and the Tranche C Term Loan shall be used for the purpose of (a) funding or refinancing the purchase price paid for the acquisition of the New TMI Subsidiaries pursuant to that certain Stock Purchase Agreement among the Borrower, Michael R. Levy, Dow Jones & Company, Inc. and Gregory Curtis, a copy of which is attached as Exhibit A to the First Amendment to the Credit Agreement, (b) funding Permitted Acquisitions and (c) funding up to $25,000,000 in the aggregate for deposits in connection with bids made by the Borrower for the acquisition of broadcast properties, provided, that, (x) to the extent that such amounts are returned to the Borrower, the Borrower shall repay the outstanding Tranche C Loans in the amount of such returned deposits and (y) the use of Tranche C Loans for such purpose shall not be deemed to constitute consent by the Banks and the Managing Agent to the acquisition for which such deposits will be used. No portion of any Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for an investment in any Subsidiary of the Borrower which is not a party to a Guaranty."

     Section 3. CONSENT. The Banks and the Managing Agent hereby consent to a waiver of Section 4.7(a) of the Option Agreement to permit the WQCD Acquisition to close after the grant by the FCC of the renewal of the FCC License for WQCD-FM but prior to the date on which such grant becomes a Final Action (as defined in the Option Agreement); provided that no petition or appeal is then pending before the FCC which objects to such renewal.

     Section 4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon the execution and delivery by the Borrower, the Managing Agent and the Majority Banks of this Amendment.

     Section 5. AFFIRMATION OF THE BORROWER. The Borrower hereby affirms all of its Obligations under the Credit Agreement and under each of the other Loan Documents to which it is a party and hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Credit Agreement and the other Loan Documents. The Borrower hereby represents, warrants and confirms that the Obligations are and remain secured pursuant to the Security Documents.

     Section 6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Banks and the Managing Agent as follows:

     (a) Representations and Warranties. Each of the representations and warranties contained in Section 8 of the Credit Agreement were true and correct in all material respects when made, and, after giving effect to this Amendment, are true and correct on and as of the date hereof, except to the extent that such representations and warranties relate specifically to a prior date.

     (b) Enforceability. The execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate proceedings. This Amendment and the Credit Agreement, as amended hereby, constitute valid and legally binding obligations of the Borrower, enforceable against it in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general.

     (c) No Default. No Default or Event of Default has occurred and is continuing, and no Default or Event of Default will result from the execution, delivery and performance by the Borrower of this Amendment.

     Section 7. NO OTHER AMENDMENTS, ETC. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment or a waiver of any requirements of the Borrower or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein.

     Section 8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     Section 9. MISCELLANEOUS. This Amendment shall be deemed to be a contract under seal under the laws of The Commonwealth of Massachusetts and shall for all purposes be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. The Borrower agrees to pay to the Managing Agent, on demand by the Managing Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Managing Agent in connection with the preparation of this Amendment, including reasonable legal fees.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                              BANKBOSTON, N.A.,
                                   INDIVIDUALLY AND AS MANAGING AGENT


                              By:__________________________________
                                   Title:

                              FIRST UNION NATIONAL BANK,
                                   INDIVIDUALLY AND AS DOCUMENTATION AGENT


                              By:__________________________________
                                   Title:

                              TORONTO DOMINION (TEXAS), INC.,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              THE TORONTO-DOMINION BANK,
                                   AS DOCUMENTATION AGENT


                              By:__________________________________
                                   Title:

                              FLEET BANK, N.A.,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              UNION BANK OF CALIFORNIA, N.A.,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              KEY CORPORATE CAPITAL INC.,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              THE BANK OF NEW YORK,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              MELLON BANK,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              BARCLAYS BANK PLC,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              BANK OF AMERICA,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              BANK ONE, INDIANA, N.A.,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              BANK OF MONTREAL,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              COMPAGNIE FINANCIERE DE CIC ET DE
                              L'UNION EUROPEENNE,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:


                              By:__________________________________
                                   Title:

                              LEHMAN COMMERCIAL PAPER INC.,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              SOCIETE GENERALE,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              SUNTRUST BANK, CENTRAL
                              FLORIDA, N.A.,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              BANQUE NATIONALE DE PARIS,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              By:__________________________________
                                   Title:

                              BANQUE PARIBAS,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              By:__________________________________
                                   Title:

                              MERCANTILE BANK NATIONAL ASSOCIATION,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              NATIONAL CITY BANK OF INDIANA,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              COOPERATIEVE CENTRALE
                              RAIFFEISEN-BOERENLEENBANK
                              B.A., "RABOBANK NEDERLAND", NEW
                              YORK BRANCH,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:


                              By:__________________________________
                                   Title:

ACCEPTED

EMMIS BROADCASTING CORPORATION


By:________________________________
     Title:

Each of the undersigned Subsidiaries of the Borrower hereby (a) acknowledges the foregoing Amendment and (b) ratifies and confirms all of its obligations under the Guaranty and under each of the other Loan Documents to which it is a party.


     EMMIS FM BROADCASTING CORPORATION OF
       INDIANAPOLIS
     EMMIS FM BROADCASTING CORPORATION OF
       CHICAGO
     EMMIS FM BROADCASTING CORPORATION OF
       ST. LOUIS
     KPWR, INC.
     EMMIS PUBLISHING CORPORATION
     EMMIS BROADCASTING CORPORATION OF NEW
       YORK
     EMMIS MEADOWLANDS CORPORATION
     EMMIS FM RADIO CORPORATION OF
       INDIANAPOLIS
     EMMIS AM RADIO CORPORATION OF
       INDIANAPOLIS
     EMMIS HOLDING CORPORATION OF NEW YORK
     EMMIS 104.1 FM RADIO CORPORATION OF ST.
       LOUIS
     EMMIS 106.5 FM BROADCASTING CORPORATION
       OF ST. LOUIS
     EMMIS INTERNATIONAL BROADCASTING
       CORPORATION
     EMMIS DAR, INC.
     EMMIS INTERNATIONAL CORPORATION
     EMMIS 105.7 FM RADIO CORPORATION
       OF INDIANAPOLIS
     EMMIS 1310 AM RADIO CORPORATION
       OF INDIANAPOLIS
     MEDIATEX COMMUNICATIONS CORPORATION
     TEXAS MONTHLY, INC.
     MEDIATEX DEVELOPMENT CORPORATION
     EMMIS INDIANA RADIO, L.P.
     EMMIS PUBLISHING, L.P.


     By:_____________________________
     Title:  Executive Vice President

     EMMIS FM LICENSE CORPORATION OF
       INDIANAPOLIS
     EMMIS FM LICENSE CORPORATION OF CHICAGO
     EMMIS LICENSE CORPORATION OF NEW YORK
     EMMIS FM LICENSE CORPORATION OF ST. LOUIS
     KPWR LICENSE, INC.
     EMMIS FM RADIO LICENSE CORPORATION OF
       INDIANAPOLIS
     EMMIS AM RADIO LICENSE CORPORATION OF
     INDIANAPOLIS
     EMMIS RADIO LICENSE CORPORATION OF NEW
     YORK
     EMMIS 104.1 FM RADIO LICENSE CORPORATION
       OF ST. LOUIS
     EMMIS 106.5 FM LICENSE CORPORATION OF
       ST. LOUIS
     EMMIS 105.7 FM RADIO LICENSE CORPORATION
       OF INDIANAPOLIS
     EMMIS 1310 AM RADIO LICENSE CORPORATION
       OF INDIANAPOLIS
     EMMIS LICENSE CORPORATION


     By:____________________________________
     Title:  President

                               THIRD AMENDMENT TO
                              AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


     This THIRD AMENDMENT, dated as of March 27, 1998 (this "Amendment"), by and among (a) Emmis Broadcasting Corporation, an Indiana corporation (the "Borrower"), (b) BankBoston, N.A., Toronto Dominion (Texas), Inc., First Union National Bank, Fleet Bank, N.A., Union Bank of California, N.A., The Bank of New York, Mellon Bank, Barclays Bank PLC, Bank of America, Bank One, Indiana, N.A., Bank of Montreal, Compagnie Financiere de CIC et de l'Union Europeenne, Lehman Commercial Paper Inc., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, SunTrust Bank, Central Florida, N.A., Banque Nationale de Paris, Banque Paribas, Mercantile Bank National Association, National City Bank of Indiana, Societe Generale, Toronto Dominion (Texas), Inc., and Key Corporate Capital Inc. (collectively, the "Banks"), (c) BankBoston, N.A., as managing agent for each of the Banks (in such capacity, the "Managing Agent"), and (d) The Toronto-Dominion Bank and First Union National Bank as documentation agents, and Fleet Bank, N.A., Union Bank of California, N.A., Key Corporate Capital Inc., The Bank of New York, Mellon Bank and Barclays Bank PLC as co-agents (collectively, together with the Managing Agent, the "Agents").

     WHEREAS, the Borrower, the Banks and the Agents are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of July 1, 1997, (as amended by that First Amendment dated as of February 6, 1998 and that Second Amendment dated as of March 20, 1998, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested and the Banks have agreed, subject to the terms and conditions set forth herein, to modify certain provisions of the Credit Agreement;

     NOW, THEREFORE, the Borrower, the Banks and the Agents hereby covenant and agree as follows:

     Section 1. DEFINED TERMS. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     Section 2. AMENDMENTS TO THE CREDIT AGREEMENT.

     (a) Section 8.17 of the Credit Agreement as amended by that Second Amendment dated as of March 20, 1998, is hereby amended by deleting the amount "$25,000,000" in the twelfth line of such section and substituting "$34,000,000" therefor.

     (b) Section 11.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "11.2 Total Leverage Ratio. The Borrower will not permit the Total Leverage Ratio, determined as at the last day of any fiscal quarter ending on any date or during any period described in the table set forth below, to exceed the ratio set forth opposite such date or period in such table:


                             Period              Ratio
                      -----------------------  ----------
                      Closing Date to 2/27/98  7.00:1.00
                      2/28/98                  6.50:1.00
                      3/1/98 to 8/31/98        7.00:1.00
                      9/1/98 to 2/27/99        6.50:1.00
                      2/28/99 to 2/28/00       6.00:1.00
                      2/29/00 to 2/27/01       5.50:1.00
                      2/28/01 to 2/27/02       5.00:1.00
                      2/28/02 and thereafter   4.50:1.00"



     Section 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon the execution and delivery by the Borrower, the Managing Agent and the Majority Banks of this Amendment.

     Section 4. AFFIRMATION OF THE BORROWER. The Borrower hereby affirms all of its Obligations under the Credit Agreement and under each of the other Loan Documents to which it is a party and hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Credit Agreement and the other Loan Documents. The Borrower hereby represents, warrants and confirms that the Obligations are and remain secured pursuant to the Security Documents.

     Section 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Banks and the Managing Agent as follows:

     (a) Representations and Warranties. Each of the representations and warranties contained in Section 8 of the Credit Agreement were true and correct in all material respects when made, and, after giving effect to this Amendment, are true and correct on and as of the date hereof, except to the extent that such representations and warranties relate specifically to a prior date.

     (b) Enforceability. The execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate proceedings. This Amendment and the Credit Agreement, as amended hereby, constitute valid and legally binding obligations of the Borrower, enforceable against it in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general.

    (c) No Default. No Default or Event of Default has occurred and is continuing, and no Default or Event of Default will result from the execution, delivery and performance by the Borrower of this Amendment.

     Section 6. NO OTHER AMENDMENTS, ETC. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment or a waiver of any requirements of the Borrower or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein.

     Section 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     Section 8. MISCELLANEOUS. This Amendment shall be deemed to be a contract under seal under the laws of The Commonwealth of Massachusetts and shall for all purposes be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. The Borrower agrees to pay to the Managing Agent, on demand by the Managing Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Managing Agent in connection with the preparation of this Amendment, including reasonable legal fees.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                              BANKBOSTON, N.A.,
                                   INDIVIDUALLY AND AS MANAGING AGENT


                              By:__________________________________
                                   Title:

                              FIRST UNION NATIONAL BANK,
                                   INDIVIDUALLY AND AS DOCUMENTATION AGENT


                              By:__________________________________
                                   Title:

                              TORONTO DOMINION (TEXAS), INC.,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              THE TORONTO-DOMINION BANK,
                                   AS DOCUMENTATION AGENT


                              By:__________________________________
                                   Title:

                              FLEET BANK, N.A.,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              UNION BANK OF CALIFORNIA, N.A.,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              KEY CORPORATE CAPITAL INC.,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              THE BANK OF NEW YORK,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              MELLON BANK,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              BARCLAYS BANK PLC,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              BANK OF AMERICA,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              BANK ONE, INDIANA, N.A.,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              BANK OF MONTREAL,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              COMPAGNIE FINANCIERE DE CIC ET DE
                              L'UNION EUROPEENNE,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:


                              By:__________________________________
                                   Title:

                              LEHMAN COMMERCIAL PAPER INC.,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              SOCIETE GENERALE,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              SUNTRUST BANK, CENTRAL
                              FLORIDA, N.A.,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              BANQUE NATIONALE DE PARIS,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:


                              By:__________________________________
                                   Title:

                              BANQUE PARIBAS,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:


                              By:__________________________________
                                   Title:

                              MERCANTILE BANK NATIONAL
                              ASSOCIATION,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              NATIONAL CITY BANK OF INDIANA,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              COOPERATIEVE CENTRALE
                              RAIFFEISEN-BOERENLEENBANK
                              B.A., "RABOBANK NEDERLAND", NEW
                              YORK BRANCH,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:


                              By:__________________________________
                                   Title:

ACCEPTED

EMMIS BROADCASTING CORPORATION


By:__________________________
     Title:

Each of the undersigned Subsidiaries of the Borrower hereby (a) acknowledges the foregoing Amendment and (b) ratifies and confirms all of its obligations under the Guaranty and under each of the other Loan Documents to which it is a party.


     EMMIS FM BROADCASTING CORPORATION OF
       INDIANAPOLIS
     EMMIS FM BROADCASTING CORPORATION OF
       CHICAGO
     EMMIS FM BROADCASTING CORPORATION OF
       ST. LOUIS
     KPWR, INC.
     EMMIS PUBLISHING CORPORATION
     EMMIS BROADCASTING CORPORATION OF NEW
       YORK
     EMMIS MEADOWLANDS CORPORATION
     EMMIS FM RADIO CORPORATION OF
       INDIANAPOLIS
     EMMIS AM RADIO CORPORATION OF
       INDIANAPOLIS
     EMMIS HOLDING CORPORATION OF NEW YORK
     EMMIS 104.1 FM RADIO CORPORATION OF ST.
       LOUIS
     EMMIS 106.5 FM BROADCASTING CORPORATION
       OF ST. LOUIS
     EMMIS INTERNATIONAL BROADCASTING
       CORPORATION
     EMMIS DAR, INC.
     EMMIS INTERNATIONAL CORPORATION
     EMMIS 105.7 FM RADIO CORPORATION
       OF INDIANAPOLIS
     EMMIS 1310 AM RADIO CORPORATION
       OF INDIANAPOLIS
     MEDIATEX COMMUNICATIONS CORPORATION
     TEXAS MONTHLY, INC.
     MEDIATEX DEVELOPMENT CORPORATION
     EMMIS INDIANA RADIO, L.P.
     EMMIS PUBLISHING, L.P.


     By:_____________________________
     Title:  Executive Vice President

     EMMIS FM LICENSE CORPORATION OF
       INDIANAPOLIS
     EMMIS FM LICENSE CORPORATION OF CHICAGO
     EMMIS LICENSE CORPORATION OF NEW YORK
     EMMIS FM LICENSE CORPORATION OF ST. LOUIS
     KPWR LICENSE, INC.
     EMMIS FM RADIO LICENSE CORPORATION OF
       INDIANAPOLIS
     EMMIS AM RADIO LICENSE CORPORATION OF
       INDIANAPOLIS
     EMMIS RADIO LICENSE CORPORATION OF NEW
       YORK
     EMMIS 104.1 FM RADIO LICENSE CORPORATION
       OF ST. LOUIS
     EMMIS 106.5 FM LICENSE CORPORATION OF
       ST. LOUIS
     EMMIS 105.7 FM RADIO LICENSE CORPORATION
       OF INDIANAPOLIS
     EMMIS 1310 AM RADIO LICENSE CORPORATION
       OF INDIANAPOLIS
     EMMIS LICENSE CORPORATION


     By:____________________________________
     Title:  President

                                   WAIVER OF
                              AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


     This WAIVER, dated as of October 10, 1997 (this "Amendment"), by and among
(a) Emmis Broadcasting Corporation, an Indiana corporation (the "Borrower"),
(b) BankBoston, N.A., Toronto Dominion (Texas), Inc., First Union National Bank, Fleet Bank, N.A., Union Bank of California, N.A., The Bank of New York, Mellon Bank, Barclays Bank PLC, Bank of America, Bank One, Indiana, N.A., Bank of Montreal, Compagnie Financiere de CIC et de l'Union Europeenne, Lehman Commercial Paper Inc., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, SunTrust Bank, Central Florida, N.A., Banque Nationale de Paris, Banque Paribas, Mercantile Bank National Association, National City Bank of Indiana, Societe Generale, Toronto Dominion (Texas), Inc., and Key Corporate Capital Inc. (collectively, the "Banks"), (c) BankBoston, N.A., as managing agent for each of the Banks (in such capacity, the "Managing Agent"), and (d) The Toronto-Dominion Bank and First Union National Bank as documentation agents, and Fleet Bank, N.A., Union Bank of California, N.A., Key Corporate Capital Inc., The Bank of New York, Mellon Bank and Barclays Bank PLC as co-agents (collectively, together with the Managing Agent, the "Agents").

     WHEREAS, the Borrower, the Banks and the Agents are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of July 1, 1997, as amended (as amended and in effect, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested and the Banks have agreed, subject to the terms and conditions set forth herein, to waive certain provisions of the Credit Agreement;

     NOW, THEREFORE, the Borrower, the Banks and the Agents hereby covenant and agree as follows:

     Section 1. DEFINED TERMS. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     Section 2. WAIVERS.

     (a) The Banks and the Managing Agent hereby waive the provisions of
Section 10.3(m) of the Credit Agreement solely to the extent necessary to permit Emmis International Corporation to make an Investment in the shares of Radio Hungaria Co. Ltd., a company organized under the laws of Hungary ("Radio Hungaria"), without the requirement that Radio Hungaria grant a security interest in its assets and properties to the Managing Agent; provided that, Emmis International Corporation shall grant a security interest in such shares of Radio Hungaria to be acquired by it to the Managing Agent under the Subsidiary Pledge Agreement.

     (b) The Banks and the Managing Agent hereby waive the provisions of
Section 10.5(e) of the Credit Agreement solely to the extent necessary to permit the disposition by Emmis 1380 Radio License Corporation of St. Louis and Emmis 1380 Radio Corporation of St. Louis of the Station WKBQ(AM) by the donation of such Station to a not-for-profit organization.

     Section 3. CONDITIONS TO EFFECTIVENESS. This Waiver shall become effective upon the execution and delivery by the Borrower, the Managing Agent and the Banks of this Waiver.

     Section 4. AFFIRMATION OF THE BORROWER. The Borrower hereby affirms all of its Obligations under the Credit Agreement and under each of the other Loan Documents to which it is a party and hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Credit Agreement and the other Loan Documents. The Borrower hereby represents, warrants and confirms that the Obligations are and remain secured pursuant to the Security Documents.

     Section 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Banks and the Managing Agent as follows:

     (a) Representations and Warranties. Each of the representations and warranties contained in Section 8 of the Credit Agreement were true and correct in all material respects when made, and, after giving effect to this Waiver, are true and correct on and as of the date hereof, except to the extent that such representations and warranties relate specifically to a prior date.

     (b) Enforceability. The execution, delivery and performance by the Borrower of this Waiver are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate proceedings. This Waiver constitutes valid and legally binding obligations of the Borrower, enforceable against it in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general.

     (c) No Default. No Default or Event of Default has occurred and is continuing, and no Default or Event of Default will result from the execution, delivery and performance by the Borrower of this Waiver.

     Section 6. NO OTHER AMENDMENTS, ETC. Except as expressly provided in this Waiver, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment or a waiver of any requirements of the Borrower or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein.

     Section 7. EXECUTION IN COUNTERPARTS. This Waiver may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Waiver, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     Section 8. MISCELLANEOUS. This Waiver shall be deemed to be a contract under seal under the laws of The Commonwealth of Massachusetts and shall for all purposes be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts. The captions in this Waiver are for convenience of reference only and shall not define or limit the provisions hereof. The Borrower agrees to pay to the Managing Agent, on demand by the Managing Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Managing Agent in connection with the preparation of this Waiver, including reasonable legal fees.

     IN WITNESS WHEREOF, the parties have executed this Waiver as of the date first above written.

                              BANKBOSTON, N.A.,
                                   INDIVIDUALLY AND AS MANAGING AGENT


                              By:__________________________________
                                   Title:

                              FIRST UNION NATIONAL BANK,
                                   INDIVIDUALLY AND AS DOCUMENTATION AGENT


                              By:__________________________________
                                   Title:

                              TORONTO DOMINION (TEXAS), INC.,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              THE TORONTO-DOMINION BANK,
                                   AS DOCUMENTATION AGENT


                              By:__________________________________
                                   Title:

                              FLEET BANK, N.A.,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              UNION BANK OF CALIFORNIA, N.A.,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              KEY CORPORATE CAPITAL INC.,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              THE BANK OF NEW YORK,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              MELLON BANK,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              BARCLAYS BANK PLC,
                                   INDIVIDUALLY AND AS CO-AGENT


                              By:__________________________________
                                   Title:

                              BANK OF AMERICA,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              BANK ONE, INDIANA, N.A.,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              BANK OF MONTREAL,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              COMPAGNIE FINANCIERE DE CIC ET DE
                              L'UNION EUROPEENNE,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:


                              By:__________________________________
                                   Title:

                              LEHMAN COMMERCIAL PAPER INC.,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              SOCIETE GENERALE,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              SUNTRUST BANK, CENTRAL
                              FLORIDA, N.A.,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              BANQUE NATIONALE DE PARIS,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              By:__________________________________
                                   Title:

                              BANQUE PARIBAS,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              By:__________________________________
                                   Title:

                              MERCANTILE BANK NATIONAL ASSOCIATION,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              NATIONAL CITY BANK OF INDIANA,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:

                              COOPERATIEVE CENTRALE
                              RAIFFEISEN-BOERENLEENBANK
                              B.A., "RABOBANK NEDERLAND", NEW
                              YORK BRANCH,
                                   INDIVIDUALLY


                              By:__________________________________
                                   Title:


                              By:__________________________________
                                   Title:

ACCEPTED

EMMIS BROADCASTING CORPORATION


By:__________________________
     Title:

Each of the undersigned Subsidiaries of the Borrower hereby (a) acknowledges the foregoing Waiver and (b) ratifies and confirms all of its obligations under the Guaranty and under each of the other Loan Documents to which it is a party.


     EMMIS FM BROADCASTING CORPORATION OF
       INDIANAPOLIS
     EMMIS FM BROADCASTING CORPORATION OF
       CHICAGO
     EMMIS FM BROADCASTING CORPORATION OF
       ST. LOUIS
     KPWR, INC.
     EMMIS PUBLISHING CORPORATION
     EMMIS BROADCASTING CORPORATION OF NEW
       YORK
     EMMIS MEADOWLANDS CORPORATION
     EMMIS FM LICENSE CORPORATION OF
       INDIANAPOLIS
     EMMIS FM LICENSE CORPORATION OF CHICAGO
     EMMIS LICENSE CORPORATION OF NEW YORK
     EMMIS FM LICENSE CORPORATION OF ST. LOUIS
     KPWR LICENSE, INC.
     EMMIS FM RADIO CORPORATION OF
       INDIANAPOLIS
     EMMIS AM RADIO CORPORATION OF
       INDIANAPOLIS
     EMMIS FM RADIO LICENSE CORPORATION OF
       INDIANAPOLIS
     EMMIS AM RADIO LICENSE CORPORATION OF
       INDIANAPOLIS
     EMMIS HOLDING CORPORATION OF NEW YORK
     EMMIS RADIO CORPORATION OF NEW YORK
     EMMIS RADIO LICENSE CORPORATION OF NEW
       YORK
     EMMIS 104.1 FM RADIO CORPORATION OF ST.
       LOUIS
     EMMIS 104.1 FM RADIO LICENSE CORPORATION
       OF ST. LOUIS
     EMMIS 106.5 FM BROADCASTING CORPORATION
       OF ST. LOUIS
     EMMIS INTERNATIONAL BROADCASTING
       CORPORATION
     EMMIS DAR, INC.
     EMMIS 106.5 FM LICENSE CORPORATION OF ST.
       LOUIS
     EMMIS 1380 AM RADIO CORPORATION OF ST.
       LOUIS

   EMMIS 1380 AM RADIO LICENSE CORPORATION
       OF ST. LOUIS
     EMMIS INTERNATIONAL CORPORATION


     By:_________________________________
     Title: